Exhibit 99.1

NextTrip Acquires TA Pipeline, LLC to Expand Group Travel Platform

with Immediate Revenue Contribution and Scalable Growth

Opportunity

Acquisition Enhances Premier Resort Network Across the Caribbean and Mexico,

Automates Group Travel, and Positions Platform for Accelerated Ramp Through

NextTrip Integration

Santa Fe, NM – August 12, 2025 – NextTrip, Inc. (NASDAQ: NTRP) (“NextTrip,” “we,” “our,” or the “Company”), a technology-forward travel company redefining how people discover, plan, and book travel, today announced that it has acquired TA Pipeline, LLC, a business specializing in group travel bookings to premier destinations across the Caribbean and Mexico, servicing travel agencies and advisors focused on the lucrative group travel segment.

TA Pipeline will continue operating under its well-established brand while leveraging the technological and operational strengths of NextTrip, with integration efforts beginning immediately. Over the past several years, TA Pipeline has built a strong reputation in the group travel segment, particularly for weddings, retreats, and large leisure groups, through its high-touch, personalized service model and trusted relationships with a wide array of resorts and properties. While full-scale marketing has yet to launch, TA Pipeline is already tracking toward approximately $8 million in projected revenue for 2025, providing a solid foundation for future growth and expansion under the NextTrip umbrella.

Earlier this year, TA Pipeline was introduced to NextTrip’s proprietary Group Booking technology, an advanced platform that automates and streamlines many of the traditionally labor-intensive aspects of group travel planning. Both parties quickly recognized the strong synergies and significant growth opportunities in combining TA Pipeline’s high-touch service model with NextTrip’s scalable technology, ultimately leading to this acquisition.

“We are thrilled to welcome TA Pipeline into the NextTrip family,” said Bill Kerby, CEO of NextTrip. “Their deep expertise and direct resort relationships perfectly complement our technology and vision. Together, we will strive to create a more efficient, scalable, and customer-friendly group booking experience.”

The acquisition is expected to deliver multiple synergies:

●	Enhanced Resort Network: TA Pipeline’s direct resort relationships will significantly broaden and deepen NextTrip’s property portfolio, and NextTrip’s existing partnerships will likewise enhance TA Pipeline’s reach.

●	Technology-Driven Efficiency: NextTrip’s Group Booking platform will significantly reduce the manual workload for TA Pipeline’s agents, allowing them to focus more on service and scale.

●	Vertical Integration: Keeping more of our customers’ transactions within the combined company is expected to enable improved margins, better customer insights, and a more cohesive experience from booking to travel.

NextTrip’s cutting-edge platform allows individual travelers within a group to book their own travel at their convenience while remaining part of the collective reservation. This customizable technology also streamlines leisure, corporate and incentive groups, reducing the administrative burden on group leaders. Group leaders are now able to remove themselves from having to coordinate and collect flight details, travel dates, and room preferences. Guests can also add pre- and post-nights to their reservation, along with activities, insurance, and more. To enhance accessibility, the Group Booking Platform can be integrated into various digital touchpoints, including email invitations, event landing pages, and conference websites, ensuring seamless engagement and streamlined travel management. The feedback received on customer service, booking experience, and curated deliverables has been highly favorable. NextTrip is launching a suite of client-facing products for travel agencies that provide time-saving solutions with online to offline capabilities that keep them relevant in the ever-advancing digital landscape.

Now part of the NextTrip portfolio, TA Pipeline plans to expand its engagement with current users and enter new high-demand markets globally with the addition of city center and corporate hotel venues. With NextTrip’s resources and strategic alignment, the platform is well-positioned to scale both adoption and revenue.

“This partnership is a natural evolution for TA Pipeline,” said Mike O’Farrell, Director of Sales & Operations of TA Pipeline. “NextTrip’s technology not only enhances our current capabilities but also empowers us to grow faster and serve our clients more effectively.”

The Group Booking technology platform will also be available for license to Consortia, Travel Management Companies, and other travel-related operators.

For further details on this transaction, refer to the Current Reports on Form 8-K filed by NextTrip with the U.S. Securities and Exchange Commission (SEC).

About NextTrip

NextTrip (NASDAQ: NTRP) is a technology-forward travel company redefining how people discover, plan, and book travel. By combining modern booking tools with immersive media and content, NextTrip offers a comprehensive suite of solutions across cruises, group travel, luxury getaways, and vacation rentals. The Company’s innovative platforms, including its FAST (Free Ad-Supported Streaming TV) channels and travel-focused media brands, engage and inspire travelers during the discovery phase, driving informed decisions and seamless bookings. With a growing portfolio of B2C and B2B offerings, NextTrip delivers personalized, end-to-end travel experiences for consumers and strategic value for industry partners. For more information or to book a trip, visit www.nexttrip.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward-looking in nature and not historical facts. These forward-looking statements involve known and unknown risks, uncertainties and other factors. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are risks relating to, among other things, the Company’s ability to effectively integrate TA Pipeline and other recently acquired businesses and partnered offerings with its own business; the Company’s ability to realize benefits from the synergies between the Company’s and TA Pipeline’s respective businesses and relationships; the Company’s continued development efforts related to its various platforms; changes in the Company’s business strategy, including with respect to the launch of new products, expansion into new markets and its marketing initiatives; market acceptance and use of the Company’s platforms; changes in travel, and in particular group travel, trends; changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the Company; the overall level of consumer demand for NextTrip’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior in the travel industry; disruption and volatility in the global currency, capital, and credit markets; the financial strength of NextTrip’s customers; NextTrip’s ability to raise additional capital to fund its operations; NextTrip’s ability to successfully implement its business strategy; stability of consumer demand for NextTrip’s products; any breaches of, or interruptions in, NextTrip’s information systems; fluctuations in the price, availability and quality of products as well as foreign currency fluctuations; NextTrip’s ability to maintain its Nasdaq listing; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. NextTrip disclaims any intention to, and undertakes no obligation to, revise any forward-looking statements, whether as a result of new information, a future event, or otherwise, except as required by applicable law. For additional information regarding risks and uncertainties that could impact NextTrip’s forward-looking statements, please see disclosures contained in the company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2025 filed with the SEC on May 29, 2025 and our other filings with the SEC which may be viewed at www.sec.gov.

Contacts

Chris Tyson

Executive Vice President

MZ Group - MZ North America

949-491-8235

NTRP@mzgroup.us

www.mzgroup.us